UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016

BTCS Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55141	90-1096644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 N Moore St, Suite 700 Arlington, VA	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 764-1084

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On April 21, 2016, BTCS Inc. (the “Company”) dismissed the Company’s independent registered public accounting firm Marcum LLP (“Marcum”) effective immediately. The dismissal was approved by the Board of Directors (the “Board”) of the Company.

Marcum’s reports on the financial statements of the Company for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports stated that substantial doubt was raised about the Company’s ability to continue as a going concern as of December 31, 2014 and 2015.

In connection with the audits of the fiscal years ended December 31, 2015 and 2014, there were (1) no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum would have caused Marcum to make reference to the subject matter of the disagreement(s) in connection with its reports; and (2) one “reportable event” as such term is defined in Item 304(a)(1)(v) of Regulation S-K in that there was a material weakness in the internal control over financial reporting related to the insufficient segregation of duties and oversight of work performed in our finance and accounting function, lack of controls in place to ensure that all material transactions and developments impacting the financial statements are reflected and difficulty applying complex accounting principles, as disclosed in the Form 10-K for fiscal years ended December 31, 2015 and 2014. The Company confirms that Marcum discussed the subject matter of each material weakness described above with the Company and authorized Marcum to respond fully to the inquiries of RBSM concerning the subject matter of each material weakness. There were no other “reportable events.”

The Company has provided Marcum with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and has requested that Marcum furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated April 25, 2016, indicating that Marcum is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

On April 21, 2016, the Company engaged RBSM LLP (“RBSM”) as the Company’s independent registered public accountant effective immediately. The engagement was approved by the Board. During the fiscal years ended December 31, 2015 and 2014, the Company did not consult with RBSM regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
16.1	Letter re change in certifying accountant from Marcum LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS INC.

Dated: April 26, 2016	By:	/s/ Charles W. Allen
Charles W. Allen
Chief Executive Officer